                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT


         The undersigned hereby agree that the statement on Schedule 13D (the "Schedule 13D) to which this agreement is filed as an exhibit and all amendments to such Schedule 13D are filed on behalf of each of the undersigned.

Date:    December 17, 1999


                                    /s/
                                        ---------------------------------
                                             Arturo R. Moreno


                                    /s/
                                        ---------------------------------
                                             Carole D. Moreno




                                    BRN PROPERTIES LIMITED PARTNERSHIP


                                    By: /s/
                                        ---------------------------------
                                             Arturo R. Moreno
                                             General Partner